                                                                 EXECUTION COPY



                           $23,000,000 LOAN AGREEMENT


                                    between


                           MULTI-MARKET RADIO, INC.,


                                  as Borrower


                                      and


                            SFX BROADCASTING, INC.,


                                   as Lender






                          Dated as of September 4,1996






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                               TABLE OF CONTENTS
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                                                                                                              PAGE NO.

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ARTICLE ONE:  DEFINITIONS.........................................................................................1
         Section 1.1       Definitions............................................................................1

ARTICLE TWO:  TERMS OF LOAN.......................................................................................3
         Section 2.1       Loans..................................................................................3
         Section 2.2       Use of Proceeds........................................................................3
         Section 2.3       Note...................................................................................3
         Section 2.4       Interest...............................................................................3
         Section 2.5       Computations...........................................................................3
         Section 2.6       Principal Payments.....................................................................3
         Section 2.7       General Provisions Relating to Payments................................................5
         Section 2.8       Prepayments............................................................................5
         Section 2.9       Taxes..................................................................................5
         Section 2.10      Assignment by Lender...................................................................5

ARTICLE THREE:  REPRESENTATIONS AND WARRANTIES....................................................................5
         Section 3.1       Representations and Warranties.........................................................5
                  (a)      Organization...........................................................................6
                  (b)      Authority of Borrower..................................................................6
                  (c)      Binding Agreement......................................................................6
                  (d)      No Violation of Law or Charter.........................................................6
                  (e)      Judgments, Actions, Proceedings........................................................6
                  (f)      Assets.................................................................................6
                  (g)      Solvency...............................................................................6
                  (h)      Use of Proceeds........................................................................6
                  (i)      Taxes..................................................................................6
                  (j)      Completeness and Accuracy..............................................................7

ARTICLE FOUR:  CONDITIONS TO LOAN.................................................................................7
         Section 4.1       Conditions to Loan.....................................................................7
                  (a)      Note...................................................................................7
                  (b)      Stock Pledge Agreement.................................................................7
                  (c)      Security Agreement.....................................................................7
                  (d)      Evidence of Corporate Action...........................................................7
                  (e)      Other Documents........................................................................7



                                      (i)





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ARTICLE FIVE:  COVENANTS OF BORROWER..............................................................................8
         Section 5.1       Affirmative Covenants..................................................................8
                  (a)      Information............................................................................8
                  (b)      Audits.................................................................................8
                  (c)      Inspections............................................................................8
                  (d)      Taxes..................................................................................8
                  (e)      Insurance..............................................................................8
                  (f)      Existence..............................................................................8
                  (g)      Compliance with Laws...................................................................8
                  (h)      Local Marketing Agreement..............................................................9
                  (i)      Ownership of Hartford Station .........................................................9
         Section 5.2       Negative Covenants.....................................................................9

ARTICLE SIX:  DEFAULT, ACCELERATION AND REMEDIES..................................................................9
         Section 6.1       Events of Default......................................................................9
         Section 6.2       Remedies Upon Default.................................................................10

ARTICLE SEVEN:  INDEMNIFICATION..................................................................................11
         Section 7.1       Indemnification.......................................................................11

ARTICLE EIGHT:  MISCELLANEOUS....................................................................................11
         Section 8.1       Power of Attorney.....................................................................11
         Section 8.2       Expenses..............................................................................11
         Section 8.3       Counterclaims, Defenses, etc..........................................................11
         Section 8.4       Notices...............................................................................12
         Section 8.5       Successors and Assigns................................................................12
         Section 8.6       Survival of Representations and Warranties............................................12
         Section 8.7       Set-Off...............................................................................13
         Section 8.8       Applicable Law........................................................................13
         Section 8.9       Modifications, Consents and Waivers...................................................13
         Section 8.10      Titles and Headings...................................................................13
         Section 8.11      Further Assurances....................................................................13
         Section 8.12      Entire Agreement......................................................................13


EXHIBIT A - FORM OF NOTE


EXHIBIT B - FORM OF STOCK PLEDGE AGREEMENT


EXHIBIT C - FORM OF SECURITY AGREEMENT

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                                      (ii)





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                                 LOAN AGREEMENT


                  This Loan Agreement (the "Agreement") is made as of the 4th day of September, 1996, between MULTI-MARKET RADIO, INC., a company organized under the laws of Delaware and (the "Borrower"), and SFX BROADCASTING, INC. (the "Lender").


                             W I T N E S S E T H:

                  WHEREAS, the Borrower wishes to obtain a loan or loans from the Lender in the aggregate principal sum of up to $23,000,000; and

                  WHEREAS, the Lender is willing to make such loan to the Borrower for the purposes and upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein contained, the parties hereto hereby agree as follows:


                                  ARTICLE ONE

                                  DEFINITIONS

                  SECTION 2.1 In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

                  "Alternative Payment Method" means the following method of repaying the Loan:

                  (a) $18,000,000 of the outstanding principal of the Loan plus accrued interest on such amount shall be repaid in full by means of the transfer (such transfer, the "Hartford Station Transfer") to the Lender by the Borrower of its entire ownership interest in, or all of the assets of, MMR Hartford, which holds or will hold title to the Hartford Station pursuant to
Section 5.2(i) hereof. The Hartford Station Transfer shall be evidenced by asset sale, stock purchase and/or other documentation in form and substance satisfactory to the Lender.

                  (b) The balance of the Loan plus accrued interest thereon (collectively, the "Loan Balance") shall be repaid by means of the set-off of such amount against any and all debts or obligations of any type or character owing by the Lender to the Borrower, including without limitation any amounts owed by the Lender to the Borrower under the Merger Agreement.

                  (c) The portion of the Loan Balance, if any, remaining after application of the provisions of clauses (a) and (b) of this definition (such amount, the "Subordinated Amount") shall be repaid by the Borrower to the Lender immediately in Dollars, provided that, notwithstanding anything herein to the contrary, payment of the Subordinated Amount shall be subordinated in right of payment to the prior payment in full of all obligations and amounts owed





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by the Borrower to Finova Capital Corporation and The Huff Alternative Fund L.P.
(such obligations to such entities, collectively, the "Senior Debt"). The Borrower shall not be required to make any payments in respect of the Subordinated Amount until the Senior Debt shall have been paid in full.

                  "Dollars" and the sign "$" means the lawful money of the United States of America.

                  "Hartford Station" means all of the assets acquired, directly or indirectly, by the Borrower relating to the radio station WKSS-FM, Hartford, Connecticut, pursuant to the Asset Purchase Agreement dated as of April 1, 1996 between the Borrower, as Buyer, and Precision Media Corporation, as Seller.

                  "Loan Documents" means collectively, this Agreement, the Note, the Security Agreement, the Stock Pledge Agreement and all other agreements, instruments and documents executed in connection herewith or therewith.

                  "Local Marketing Agreement" means a local marketing arrangement, sale agreement, time brokerage agreement, management agreement or similar arrangement pursuant to which the Lender, subject to customary preemption rights and other limitations (i) obtains the right to sell at least a majority of the advertising inventory of the Hartford Station, (ii) obtains the right to broadcast programming and sell advertising time during a majority of the air time of the Hartford Station or (iii) manages the selling operations of the Hartford Station with respect to at least a majority of the advertising inventory of such station.

                  "Merger" means the pending merger transaction between SFX Merger Company, a wholly owned subsidiary of the Lender, with and into the Borrower, pursuant to which the Borrower will become a wholly owned subsidiary of the Lender.

                  "Merger Agreement" means the Amended and Restated Agreement and Plan of Merger entered into between the Borrower and the Lender dated as of April 15, 1996, as amended by Amendment No.1 dated as of May 6, 1996 and Amendment No.2 dated as of July 30, 1996, and as such agreement may be further amended from time to time.

                  "MMR Hartford" means Multi-Market Radio of Hartford, Inc., a wholly owned subsidiary of the Borrower.


                                  ARTICLE TWO

                                 TERMS OF LOAN

                  SECTION 3.1 Loans. The Lender hereby agrees, upon the request of the Borrower, on the terms and subject to the conditions of this Agreement, to make a loan or loans



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to the Borrower in the principal amount of up to $23,000,000 (the "Loan"). On the date hereof, the amount of $2.5 million has been advanced.

                  SECTION 3.2 Use of Proceeds. The proceeds of the Loan shall be used by the Borrower as follows: (i) up to $18,000,000 shall be used by the Borrower to acquire ownership of the Hartford Station and (ii) up to $5,000,000 shall be used by the Borrower for working capital purposes. The Lender shall not have any responsibility to oversee the application of the Loan proceeds by the Borrower.

                  SECTION 3.3 Note. The Loan shall be evidenced by a promissory note of the Borrower to the order of the Lender in substantially the form of Exhibit A hereto (the "Note").

                  SECTION 3.4 Interest. The Borrower agrees to pay to the Lender interest as hereinafter provided on the outstanding principal amount of the Loan from the date of each advance until the Loan is repaid in full. The Loan shall bear interest on the principal amount thereof from time to time outstanding at the rate of 12% per annum compounded semi-annually, and accrued interest shall be paid in full on the date when the principal of the Loan shall be due and payable. Notwithstanding the foregoing, the Borrower shall pay interest on the Loan or any installment thereof, and on any other amount payable by the Borrower hereunder which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the same is paid in full at a rate per annum equal to 14% (the "Default Rate").

                  SECTION 3.5 Computations. Interest on the Loan and all other amounts due hereunder shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day, but excluding the last).

                  SECTION 3.6 Principal Payments. The principal of the Loan shall be repaid in accordance with the following provisions:

                  (a) If the Merger is consummated, the Loan and all obligations of the Borrower to pay principal, interest and other amounts to the Lender under the Loan Documents shall become due and payable in full 30 days thereafter.

                  (b) If (i) the Merger Agreement is terminated pursuant to
Section 8.01(a), (b) (c)(ii), (c)(iii), (f), (g), (h), (j), (l), (m) or (n)
thereof, and (ii) the Borrower shall exercise its right under Section 6.17(b) thereof to acquire the Liberty Stations (as such term is defined in Section 6.17(b) of the Merger Agreement) from the Lender for $100 million in cash, the entire outstanding principal amount of the Loan plus accrued interest thereon shall be due and payable as follows:

                  (1) On the date the Borrower exercises its option to purchase the Liberty Stations pursuant to Section 6.17(b) of the Merger Agreement, the Borrower shall pay to the Lender $750,000 of the outstanding principal of the Loan plus accrued interest thereon. Such payment (A) shall accompany the written notice from the Borrower of the exercise of such option



                                     - 3 -




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required to be delivered under the Merger Agreement, and (B) shall be in addition to any payments or deposits by the Borrower required on such date pursuant to the Merger Agreement in connection with the payment of the $100 million purchase price for the Liberty Stations;

                  (2) On the date of closing of the acquisition of the Liberty Stations pursuant to the Borrower's exercise of its option under the Merger Agreement, the Borrower shall pay to the Lender $17,250,000 of the outstanding principal of the Loan plus accrued interest thereon. Such payment shall be in addition to any payments by the Borrower required on such date pursuant to the Merger Agreement in connection with the payment of the $100 million purchase price for the Liberty Stations; and

                  (3) The balance of the Loan plus accrued interest thereon shall be due and payable on the date the Merger Agreement is terminated under the circumstance referred to in Section 2.6(b)(i) hereof and shall be repaid in accordance with the provisions of clauses (b) and (c) of the definition of Alternative Payment Method set forth in Section 1.1 hereof.

                  (c) If (i) the Merger Agreement is terminated pursuant to
Section 8.01(a), (b), (f), (h), (j) or (l) thereof, and (ii) the Lender shall exercise its right under Section 6.17(b) thereof to structure the Exchange for the Liberty Stations (as such terms are defined in Section 6.17(b) of the Merger Agreement), the entire outstanding principal amount of the Loan plus accrued interest thereon shall be due and payable as follows:

                  (1) On the date of closing of the Exchange pursuant to exercise by the Lender of its option under the Merger Agreement, the Borrower shall pay to the Lender $18 million of the outstanding principal of the Loan plus accrued interest thereon; and

                  (2) The balance of the Loan plus accrued interest thereon shall be due and payable on the date the Merger Agreement is terminated under the circumstances referred to in Section 2.6(c)(i) hereof and shall be repaid in accordance with the provisions of clauses (b) and (c) of the definition of Alternative Payment Method set forth in Section 1.1 hereof.

                  (d) If the Merger Agreement is terminated for any reason, or the Merger is abandoned or fails to be consummated for any reason, other than under the circumstances described in Sections 2.6(b) and (c) above (the date of such termination, abandonment or failure, hereinafter the "Merger Termination Date"), the entire outstanding principal of the Loan plus accrued interest thereon shall be due and payable in full 45 days after the Merger Termination Date and shall be repaid by the Borrower in accordance with the Alternative Payment Method. With respect to the Alternative Payment Method procedures, it shall not be an Event of Default hereunder if, as of such due date, (i) the parties shall have filed applications for FCC and/or other government approvals required to complete the Hartford Station Transfer and (ii) the Borrower is using its best efforts and cooperating with the Lender in good faith, and thereafter shall continue to use its best efforts and cooperate with the Lender in good faith, to consummate the Hartford Station Transfer as soon as practicable and in any event within nine months following the Merger Termination Date.

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                  SECTION 3.7 General Provisions Relating to Payments. All
payments of principal, interest and other amounts payable by the Borrower hereunder, shall be made in Dollars in immediately available funds to the Lender's account as designated by the Lender from time to time in writing.

                  SECTION 3.8 Prepayments. The Borrower shall have the right to prepay the Loan from time to time in whole or in part, without premium or penalty.


                  SECTION 3.9 Taxes. The Borrower shall indemnify and hold the Lender harmless from, and the Borrower shall pay to the Lender, all amounts due or to become due hereunder without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges or withholdings whatsoever imposed, assessed, levied or collected by or for the benefit of any jurisdiction or any political subdivision or taxing authority thereof.

                  SECTION 3.10 Assignment by Lender. The Lender may transfer or assign its rights and obligations under this Agreement and the other Loan Documents to other persons or entities, including, without limitation, subsidiaries or affiliates of the Lender.


                                 ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES


                  SECTION 4.1 Representations and Warranties. The Borrower represents and warrants to the Lender that:

                  (a) Organization. The Borrower is a corporation, duly organized, registered and existing in good standing under the laws of Delaware. The Borrower has the corporate or other power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. The Borrower is duly qualified to do business and is in good standing in each jurisdiction in which the character of its property or the transaction of its businesses as presently engaged and as it proposes to be engaged makes such qualification necessary.

                  (b) Authority of Borrower. The Borrower has full legal power and authority to execute, deliver and perform this Agreement and the Note, and to borrow the Loan hereunder, and to incur the obligations provided for herein and in each of the other Loan Documents, all of which have been duly authorized by all proper and necessary corporate or other action. No consent, approval, waiver, license, authorization or declaration of, or any filing or registration with, any person, corporation, partnership, joint venture, governmental agency, bureau or authority, or any other enterprise or entity (each, a "Person") (including, without limitation, any stockholder or any other owner of the Borrower) is or will be required in connection with the execution, delivery or performance by the Borrower, or the validity, enforcement or priority of, the Loan Documents, except those as shall have been obtained and are in full force and effect upon the date of the Loan hereunder.

                  (c) Binding Agreement. This Agreement, the Note and the other Loan Documents executed by the Borrower constitute the valid and legally binding obligations of the Borrower enforceable against it in accordance with their respective terms.

                  (d) No Violation of Law or Charter. The execution, delivery and performance by the Borrower of each Loan Document to which it is a party will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any charter, by-law or other organizational document or instrument of the Borrower.

                  (e) Judgments, Actions, Proceedings. There are no outstanding judgments, actions or proceedings pending or threatened, before any court or governmental authority, bureau or agency which may have a material adverse effect on the business, financial condition or operations of the Borrower.

                  (f) Assets. Except as otherwise disclosed to the Lender, the Borrower owns all its property and assets free and clear of all liens, security interests, mortgages and other encumbrances.

                  (g) Solvency. The Borrower is, and, after giving effect to the transactions contemplated by this Agreement will be, solvent.

                  (h) Use of Proceeds. The Borrower will use the proceeds of the Loan solely for the purposes set forth in Section 2.2 hereof.

                  (i) Taxes. The Borrower has filed, or caused to be filed, all tax returns and reports as are required to be filed, and paid all amounts of taxes, including any interest and penalties required to be paid, except for such taxes as are being contested in good faith and by proper proceedings and for which appropriate reserves are being maintained.

                  (j) Completeness and Accuracy. All the information (financial or otherwise) supplied by the Borrower to the Lender is true, complete and accurate and there is no fact known to the Borrower which has not been disclosed to the Lender by the Borrower which materially and adversely affects the condition (financial or otherwise), business, operations, properties or prospects of the Borrower.

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                                  ARTICLE FOUR

                               CONDITIONS TO LOAN


                  SECTION 5.1 Conditions to Loan. The obligation of the Lender to make the Loan is subject to the fulfillment (to the satisfaction of the Lender) of the following conditions precedent:

                  (a) Note. The Borrower shall have executed and delivered to the Lender the Note.

                  (b) Stock Pledge Agreement. The Borrower shall have executed and delivered to the Lender a Stock Pledge Agreement substantially in the form of Exhibit B hereto (the "Stock Pledge Agreement"), pursuant to which the Borrower shall pledge to the Lender all of its stock in MMR Hartford as security for the repayment of the Loan.

                  (c) Security Agreement. MMR Hartford shall have executed and delivered to the Lender a Security Agreement substantially in the form of Exhibit C hereto (the "Security Agreement"), pursuant to which MMR Hartford shall grant to the Lender a security interest in the Hartford Station to be transferred to it in accordance with Section 5.1(i) hereof, as security for the repayment of the Loan.

                  (d) Evidence of Corporate Action. The Borrower shall have delivered to the Lender copies of all corporate or other action taken by the Borrower to authorize the execution, delivery and performance of this Agreement, the Note and each of the other Loan Documents and the transactions contemplated hereby and thereby, duly certified by an executive officer of the Borrower.

                  (e) Other Documents. The Borrower shall have furnished to the Lender such other documents, instruments or certificates as the Lender may request.

                                  ARTICLE FIVE

                             COVENANTS OF BORROWER


                  SECTION 6.1 Affirmative Covenants. While the Loan is outstanding, and until payment in full of the Note and full and complete performance of all other obligations of the Borrower hereunder and under the other Loan Documents, the Borrower shall:

                  (a) Information. Furnish the Lender with copies of such information, reports or other documents as the Lender may from time to time request.

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                  (b) Audits. Permit the Lender to make or cause to be made (at the Borrower's expense) inspections and audits of any books, records, documents and contracts of the Borrower and to make extracts and copies thereof.

                  (c) Inspections. Permit the Lender (at the Borrower's expense), to make inspections and examinations of the Borrower's premises and facilities, on reasonable notice, at all such reasonable times and as often as the Lender may reasonably require.

                  (d) Taxes. Pay and discharge all taxes, assessments and governmental charges upon its income and its properties prior to the dates on which penalties are attached thereto, unless and to the extent only that such taxes shall be contested in good faith, in an expeditious manner and by appropriate proceedings by the Borrower and prior to any liens being placed on any of the Borrower's assets.

                  (e) Insurance. Maintain at all times, and provide the Lender with copies of, all such insurance policies (including, without limitation, property and liability insurance) with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, and file with the Lender upon the Lender's request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby, and, within thirty (30) days after notice in writing from the Lender, obtain such additional insurance as the Lender, may reasonably request.

                  (f) Existence. Maintain its corporate or other existence in good standing.

                  (g) Compliance with Laws. Comply with and observe all laws, rules, regulations, directives and requirements of all agencies and authorities having jurisdiction over the Borrower or its properties or assets, including without limitation laws, rules, regulations, directives and requirements concerning banking and the provision of financial services.

                  (h) Local Marketing Agreement. In consideration of the Lender extending the Loan pursuant to this Agreement and providing for the repayment mechanisms set forth herein, the Borrower agrees, promptly after its acquisition of the Hartford Station upon the request of the Lender, to enter into, or cause its subsidiary which holds title to the Hartford Station to enter into, a Local Marketing Agreement with the Lender pursuant to which the Lender shall obtain, for nominal additional consideration, certain rights to provide programming, sell advertising time and/or other rights with respect to the Hartford Station.

                  (i) Ownership of Hartford Station. Promptly after its acquisition of the Hartford Station, the Borrower agrees to transfer all of its right, title and interest in and to the Hartford Station to MMR Hartford.


                  SECTION 6.2 Negative Covenants. While the Loan is outstanding, and until payment in full of the Note and full and complete performance of all other obligations of the

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Borrower hereunder and under the Loan Documents, the Borrower shall not, without the express written consent of the Lender, (i) sell, transfer, lease, assign or pledge to any person any of the Borrower's direct or indirect right, title or interest in and to the Hartford Station, (ii) sell, transfer, assign or pledge to any person any interest in the stock of MMR Hartford held by the Borrower, or (iii) permit MMR Hartford to sell, transfer, lease, assign or pledge to any person any interest in the Hartford Station, except as contemplated by the Security Agreement.


                                  ARTICLE SIX

                       DEFAULT, ACCELERATION AND REMEDIES

                  SECTION 7.1 Events of Default. The following events shall be "Events of Default":

                  (a) Failure by the Borrower to make any payment of principal or interest in accordance with the terms of this Agreement, or otherwise comply with the repayment provisions set forth herein; or

                  (b) Failure by the Borrower to perform or observe the provisions of Sections 5.1(h), 5.1(i) or 5.2 hereof; or

                  (c) Breach by the Borrower or MMR Hartford of any of their respective covenants or agreements contained in the Stock Pledge Agreement or the Security Agreement; or

                  (d) Any proceeding shall be instituted by Borrower or any third party seeking to establish that (i) any of the Loan Documents is not valid or enforceable or (ii) the pledge and security interests granted under the Stock Pledge Agreement or the Security Agreement are not valid and perfected first priority security interests in the collateral described therein subject only to liens permitted thereunder; or

                  (e) Any obligation of the Borrower (other than its obligations hereunder) for the payment of borrowed money involving an aggregate amount of $1,000,000 or more either (i) is not paid when due or (ii) becomes or is declared to be due and payable prior to the expressed maturity thereof as a result of an event of default; or

                  (f) The Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law, now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or assets, or shall consent to any such official in any involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate or other action to authorize any of the foregoing; or

                  (g) An involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its properties or assets, and such involuntary case or other proceeding shall remain undismissed for a period of sixty (60) days; or

                  (h) Any judgment or judgments are rendered against the Borrower involving an aggregate amount of $50,000 or more, and such judgment or judgments remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days.

                  SECTION 7.2 Remedies Upon Default.

                  (a) If any one or more of the Events of Default shall occur and be continuing then:

                           (i) The entire unpaid balance of the principal of
                  and interest on the Note outstanding and all other indebtedness and obligations of the Borrower to the Lender arising hereunder shall immediately become due and payable, without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by the Borrower; and

                           (ii) In addition to exercising all of the rights and
                  remedies available to it under the Loan Documents and under applicable law, the Lender shall have the right to file for government approvals and take other actions, in the name and on behalf of the Borrower, in order to facilitate or effect the Hartford Station Transfer.


                                 ARTICLE SEVEN

                                INDEMNIFICATION

                  SECTION 8.1 Indemnification. The Borrower shall indemnify the Lender and each of its directors, officers, employees, attorneys and agents against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the preservation and/or enforcement, execution, delivery and performance of each of the Loan Documents, the Loan and any and all transactions related to or consummated in connection with or contemplated by the Loan, including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered by the Lender or any of its directors, officers, employees, attorneys or agents arising out of or related to any action, claim or proceeding brought by any third person and in connection with the enforcement of any of its rights under the Loan Documents.


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                                 ARTICLE EIGHT

                                 MISCELLANEOUS

                  SECTION 9.1 Power of Attorney. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted to the Lender in the Loan Documents, the Borrower hereby irrevocably constitutes and appoints the Lender as its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and do and perform any acts necessary, proper or expedient to protect the Lender's interests and rights in and under the Loan Documents, all in the name and on behalf of the Borrower. The power vested in the Lender as the Borrower's attorney-in-fact is coupled with an interest and cannot be revoked.

                  SECTION 9.2 Expenses. The Borrower shall on demand of the Lender reimburse the Lender for all expenses (including without limitation reasonable legal and other out-of-pocket expenses) incurred in connection with the preparation, review, negotiation and execution of the Loan Documents, and the enforcement of the Lender's rights thereunder, irrespective of whether or not such transactions are implemented, canceled, unutilized or otherwise withdrawn.

                  SECTION 9.3 Counterclaims, Defenses, etc. Except as otherwise provided herein, the due payment and performance of the Borrower's indebtedness, liabilities and obligations under the Note and this Agreement shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for payment or performance of the Borrower's indebtedness, liabilities or obligations under the Note, this Agreement or any of the other Loan Documents or otherwise.

                  SECTION 9.4 Notices. Any notice between the parties hereto or notices provided for herein to be given shall be in writing and shall be given (unless otherwise provided herein) by courier, telex or facsimile, such notice to be effective when sent to the addresses or telex or facsimile numbers specified below or to such other address or telex or facsimile number as such party shall specify to the other parties hereto in writing:

                  (a)      If to the Borrower:

                           Multi-Market Radio, Inc.
                           One Monarch Place
                           Suite 220
                           Springfield, Massachusetts  01144

                           Attn:   Michael G. Ferrel
                           Facsimile No.  (413) 732-7851

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


                  (b)      If to the Lender:

                           SFX Broadcasting, Inc.
                           150 East 58th Street
                           19th Floor
                           New York, NY  10155

                           Attn: Robert F. X. Sillerman
                           Facsimile No.:   (212) 753-3188


                  SECTION 9.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lender and its successors and assigns. The rights and obligations of the Borrower under this Agreement or the Note shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation thereof without such consent shall be void.

                  SECTION 9.6 Survival of Representations and Warranties. All representations and warranties made in this Agreement and the other Loan Documents or in any certificate or statement delivered in connection herewith or thereunder shall survive the delivery of the Loan Documents and the making of the Loan hereunder.

                  SECTION 9.7 Set-Off. In the event that all amounts owing hereunder become or are declared to be due and payable for any reason, including, without limitation, in the event of bankruptcy, reorganization or arrangement proceedings, the Borrower hereby gives to the Lender the right to set-off against all amounts owing hereunder any monies now or at any time hereafter owing by the Lender to the Borrower.

                  SECTION 9.8 Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                  SECTION 9.9 Modifications, Consents and Waivers. No modification, amendment, consent or waiver of or with respect to any provision of this Agreement or the other Loan Documents shall be effective unless it shall be in writing and signed by the parties hereto.

                  SECTION 9.10 Titles and Headings. The table of contents, titles and headings of sections of this Agreement are intended for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  SECTION 9.11 Further Assurances. At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loan.

                  SECTION 9.12 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Lender and the Borrower and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                  IN WITNESS WHEREOF, the Borrower and the Lender have duly executed this Agreement as of the day and year first above written.

                                  MULTI-MARKET RADIO, INC., as Borrower



                                  By: /s/ Michael G. Ferrel
                                     ----------------------------------
                                        Name:  Michael G. Ferrel
                                        Title: President

                                  SFX BROADCASTING, INC., as Lender



                                  By: /s/ Richard A. Liese
                                     ----------------------------------
                                        Name:  Richard A. Liese
                                        Title: Vice President

                                   EXHIBIT A

                                  FORM OF NOTE


$23,000,000                                                 New York, New York
                                                            September    ,1996

                  FOR VALUE RECEIVED, Multi-Market Radio, Inc., a company organized and existing under the laws of Delaware (the "Borrower"), hereby promises to pay to the order of SFX Broadcasting, Inc. (the "Lender"), and its successors and assigns, at its offices at 150 East 58th Street, 19th Floor, New York, New York 10155, or such other address as may be specified by the Lender from time to time, the principal sum of Twenty Three Million Dollars ($23,000,000) in accordance with the payment methods set forth in Section 2.6 of the Loan Agreement referred to below; and to pay interest thereon, for the period commencing on the date each advance of the Loan is made until the Loan shall be repaid in full, at a rate per annum equal to 12% compounded semi-annually and payable when the principal hereof shall be due and payable, all as provided for in the Loan Agreement.

                  This Note is the Note referred to in the Loan Agreement dated the date hereof (the "Loan Agreement") between the Borrower and the Lender and is subject to the terms and conditions contained therein and is entitled to the benefits thereof and of the Stock Pledge Agreement and the Security Agreement referred to therein. The terms and provisions of the Loan Agreement are incorporated into this Note by reference as if set forth in their entirety herein. All capitalized terms used in this Note and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                  All indebtedness outstanding under this Note shall bear interest (computed in the same manner as interest on this Note prior to maturity) after maturity, whether at stated maturity, by acceleration or otherwise, at the Default Rate, and all such interest shall be payable on demand.

                  Upon the occurrence of any Event of Default, the principal amount of and accrued interest on this Note may be declared due any payable in the manner and with the effect provided in the Loan Agreement.

                  The indebtedness represented by this Note is subordinated to the extent set forth in the Loan Agreement.

                  The Borrower agrees to pay all costs of collection and reasonable attorneys' fees in the event a default occurs in the payment of this Note.

                  This Note shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                  IN WITNESS WHEREOF, the Borrower has duly executed this Note as of the day and year first above written.


                               MULTI-MARKET RADIO, INC.

                               By:__________________________________
                                     Name:
                                     Title:





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